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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report: (Date of earliest event reported)  July 25, 2000


                       UNIVERSAL BROADBAND NETWORKS, INC.
             (Exact name of registrant as specified in its charter)


DELAWARE                                 000-24408                33-611753
(State or jurisdiction of         (Commission File Number)     (IRS Employer
Incorporation)                                               Identification No.)

                           2030 Main Street, Suite 550
                            Irvine, California 92614
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (949) 260-8100

                                 IJNT.NET, INC.
          (Former name or former address if changed since last report)


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Item 5.   OTHER EVENTS.

AMENDMENT AND RESTATEMENT OF CERTIFICATE OF INCORPORATION

          On July 25, 2000, the Company filed with the State of Delaware, its domestic state of incorporation, an Amended and Restated Certificate of Incorporation to affect numerous changes, including a name change to Universal Broadband Networks, Inc. The Amended and Restated Certificate of Incorporation was approved by the stockholders of the Company at a meeting duly held on July 25, 2000.


PRESS RELEASE

          On July 26, 2000, the Company announced in a press release that it changed its corporate name from IJNT.net, Inc. to Universal Broadband Networks, Inc. upon obtaining shareholder approval. The Registrant also announced that on July 26, 2000, the Company's NASDAQ trading symbol will be changed from "IJNT" to "UBNT." The press release is attached to this Current Report on Form 8-K.

         The term "Registrant" or the "Company" as used herein shall refer to Universal Broadband Networks, Inc., a Delaware corporation (formerly IJNT.net, Inc.)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

c.       EXHIBITS

         99.1     Press Release


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            UNIVERSAL BROADBAND NETWORKS, INC.

Date: August 1, 2000                        By /s/ MICHAEL A. STERNBERG
                                               --------------------------------
                                               Michael A. Sternberg
                                               Chief Executive Officer